================================================================================


                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                             SMARTIRE SYSTEMS INC.

                (Name of Registrant as Specified In Its Charter)


     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:


/ /     Fee paid previously with preliminary materials.

/ /     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:


================================================================================

                              SMARTIRE SYSTEMS INC.
                         Suite #150, 13151 Vanier Place
                   Richmond, British Columbia, Canada V6V 2J1

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

On Thursday, December 17, 1998, SmarTire Systems Inc. (the "Company") will hold its 1998 Annual General Meeting of Shareholders (the "Meeting") at The Sutton Place Hotel, Pommard Room, 845 Burrard Street, Vancouver, British Columbia, Canada. The meeting will begin at 9:30 a.m., Vancouver time.

At the Meeting, the shareholders will be asked:

1.    To receive and consider the Report of the Directors to the Members;

2. To receive and consider the financial statements of the Company together with the auditor's report thereon for the fiscal year ended July 31, 1998;

3. To appoint the auditor for the Company to hold office until the next annual general meeting of the Company;

4. To authorize the directors to fix the remuneration to be paid to the auditors;

5. To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at seven (7);

6. To elect directors to hold office until the next annual general meeting of the Company;

7. To consider and, if thought fit, approve an ordinary resolution to adopt a formal stock incentive plan (the "1998 Stock Incentive Plan") providing for the granting to eligible employees, directors and consultants of the Company or any Related Entity (as defined in the 1998 Stock Incentive
      Plan), such incentive awards as the Board of Directors or a committee of the Board of Directors appointed to administer the 1998 Stock Incentive Plan may from time to time approve, provided that:

      (a) the incentive awards may consist of stock options, stock appreciation rights, restricted stock and/or certain other rights and benefits;

      (b) the maximum number of common shares of the Company that will be issuable pursuant to all awards granted under the 1998 Stock Incentive Plan will be 600,000; and

      (c)   the 1998 Stock Incentive Plan will be subject to the approval of the

      Vancouver Stock Exchange ("VSE") or other applicable regulatory authority.

8. To consider and, if thought fit, approve an ordinary resolution to adopt a formal stock incentive plan (the "1998 US Stock Incentive Plan" and together with the 1998 Stock Incentive Plan, the "Stock Incentive Plans") providing for the granting to eligible employees, directors and consultants of the Company or any Related Entity (as defined in the 1998 US Stock Incentive Plan) who are resident in the United States and/or subject to taxation in the United States, such incentive awards as the Board of Directors or a committee of the board of directors appointed to administer the 1998 US Stock Incentive Plan may from time to time approve, provided that:

      (a) the incentive awards may consist of stock options, stock appreciation rights, restricted stock and/or certain other rights and benefits;

      (b) the maximum number of common shares of the Company that will be issuable pursuant to all awards granted under the 1998 US Stock Incentive Plan will be 300,000; and

      (c) the 1998 US Stock Incentive Plan will be subject to the approval of the VSE or other applicable regulatory authority.

9. If either or both of the Stock Incentive Plans are not approved by the shareholders for adoption by the Company, to consider and, if thought fit, approve an ordinary resolution to grant to the directors and employees of the Company incentive stock options to purchase Common Shares in the capital stock of the Company for such periods, in such amounts and at such prices per share, including any amendments thereto, as agreed upon and at the discretion of the Board of Directors in accordance with the policies of the VSE and upon terms and conditions subject to the approval of the VSE or other applicable regulatory authorities;

10. To consider and, if thought fit, approve an ordinary resolution to approve the exercise of any options granted to insiders; and

11. Transact such further or other business as may properly come before the Meeting and any adjournments thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED IN THIS PROXY STATEMENT AND INFORMATION CIRCULAR.

At the Meeting, the Company will also report on its 1998 business results and other matters of interest to shareholders.

A Proxy Statement and Information Circular and Proxy Form accompany this Notice of Meeting. These documents provide additional information relating to the matters to be dealt with at the Meeting and forms part of this Notice of Meeting.


The share transfer books of the Company will not be closed, but the Board of Directors has fixed October 29, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each registered shareholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

Your vote is important. If you are unable to attend the meeting in person, please complete, sign and date the enclosed Proxy Form and return the same in the enclosed return envelope provided for that purpose. If you receive more than one Proxy Form because you own shares registered in different names or addresses, each Proxy Form should be completed and returned. The completed form of proxy must be received by Pacific Corporate Trust Company not later than 9:30 a.m. (Pacific Standard Time) on Tuesday, the 15th day of December, 1998, at Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or by fax at
(604) 689-8144. However, the chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting.

DATED at Vancouver, British Columbia, this 29th day of October, 1998.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  ROBERT V. RUDMAN
-------------------------------------
ROBERT V. RUDMAN,
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              SMARTIRE SYSTEMS INC.
                            #150, 13151 VANIER PLACE,
                   RICHMOND, BRITISH COLUMBIA, CANADA V6V 2J1


                   PROXY STATEMENT AND INFORMATION CIRCULAR

                   IN CONNECTION WITH THE ANNUAL GENERAL
                   MEETING TO BE HELD ON DECEMBER 17, 1998

                   (As at October 29, 1998, except as otherwise indicated)



                            MANAGEMENT SOLICITATION

This Proxy Statement and Information Circular is furnished to the members (the "Shareholders") by the Board of Directors of SmarTire Systems Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Annual General Meeting (the "Meeting") of the Shareholders to be held at 9:30 a.m. (Vancouver time) on Thursday, December 17, 1998 or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders (the "Notice of Meeting").

The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company does not reimburse Shareholders, nominees or agents for the cost incurred in obtaining from their principal authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Company.

References in this Proxy Statement and Information Circular to "member" or "Shareholder" or "Shareholders" are references to the holder or holders of Common Shares without par value of the Company (the "Common Shares") and, if applicable, the holders of Preferred Shares of the Company (the "Preferred Shares").

This Proxy Statement and Information Circular and the accompanying Proxy Form are being delivered to Canadian and United States intermediaries holding Common Shares on behalf of another person or company and are being mailed to registered Shareholders on or about November 12, 1998.

The principal executive offices of the Company are located at Suite #150, 13151 Vanier Place, Richmond, British Columbia, Canada, V6V 2J1.

All references in this Proxy Statement and Information Circular to dollars or $ are to Canadian dollars, unless otherwise specified.

CURRENCY EXCHANGE RATES

On October 29, 1998, the noon rate of exchange quoted by the Federal Reserve Bank of New York for United States dollars conversion was $1.55.

The following table reflects the rate of exchange of the Federal Reserve Bank of New York for Canadian dollars per one United States dollar in effect at the end of the following periods and the average rates of exchange during such periods.


                                     Average       Close          High          Low
                                     -------       -----          ----          ---
Fiscal Year Ended 7/31/98             1.43          1.51          1.51          1.37
Fiscal Year Ended 7/31/97             1.37          1.38          1.40          1.33
Fiscal Year Ended 7/31/96             1.35          1.37          1.38          1.33
Fiscal Year Ended 7/31/95             1.38          1.37          1.42          1.34
Fiscal Year Ended 7/31/94             1.35          1.38          1.40          1.29

                               VOTING OF PROXIES

The persons named as proxyholders (the "designated persons") in the enclosed form of proxy were designated by the Directors of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) (WHICH MAY BE A COMPANY) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE DESIGNATED PERSONS IN THE ENCLOSED FORM OF PROXY. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

In order to be voted, the completed form of proxy must be received by Pacific Corporate Trust Company not later than 9:30 a.m. (Pacific Standard Time) on Tuesday, the 15th day of December, 1998, at Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or by fax at (604) 689-8144. However, the chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting.

A proxy may not be valid unless it is dated and signed by the Shareholder who is giving it or by that Shareholder's attorney-in-fact duly authorized by that Shareholder in writing or, in the case of a corporation, dated and executed under its corporate seal or by any duly authorized officer of, or attorney-in-fact for, the corporation. If a form of proxy is executed by an attorney-in-fact for an individual Shareholder or joint Shareholders or by an officer or attorney-in-fact for a corporate Shareholder not under its corporate seal, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the form of proxy.

A Shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that Shareholder or by that Shareholder's attorney-in-fact authorized in writing or, where that Shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to the registered office of the Company at Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, V6C 3H1 at any time up to and including the last business day preceding the day of the Meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the Meeting prior to the vote on matters covered by the proxy on the day of the Meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law. Attendance at the Meeting and participation in a poll (ballot) by a Shareholder will automatically revoke the proxy. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

IN THE ABSENCE OF ANY INSTRUCTIONS, THE PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES IN FAVOR OF THE RESOLUTIONS SET FORTH HEREIN AND IN THE NOTICE OF MEETING. The enclosed Proxy Form confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Meeting.

No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and Information Circular in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The delivery of this Proxy Statement and Information Circular shall not create, under any circumstances, any implication that there has been no change in the information set forth herein since the date of this Proxy Statement and Information Circular. This Proxy Statement and Information Circular does not constitute the solicitation of a proxy by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

If a poll (ballot) is taken and the instructions are certain, the designated persons in the enclosed form of proxy will vote for or against, or will withhold or abstain from voting, as the case may be, the shares in respect of which they are appointed in accordance with the direction of the Shareholders appointing them. A registered Shareholder's instructions on his Proxy Form as to the exercise of voting rights will be followed in casting such Shareholder's votes.

IN THE ABSENCE OF SUCH DIRECTION, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS. The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Proxy Statement and Information Circular, management of the Company knew of no such amendments, variations, or other matters to come before the Meeting.

In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding (the "non-voted shares") will be counted for determination of a quorum, but will not be counted as affirmative or negative votes on the matter to be voted upon.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. Each person has sole voting and investment power with respect to the Common Shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the Common Shares, except as otherwise indicated.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Company consists of: 200,000,000 Common Shares without par value; and 20,000 Preferred Shares with a par value of $1,000. No Preferred Shares are designated, issued or outstanding. The Company effected a reverse split of its Common Shares 1 for 8 effective December 24, 1997. As of October 29, 1998, there were 9,525,196 issued and outstanding Common Shares and no issued or outstanding Preferred Shares. The record date for determining the names of Shareholders entitled to receive the Notice of Meeting and to vote at the Meeting is the close of business on October 29, 1998.

Holders of Common Shares and Preferred Shares are entitled to vote at the Meeting. A registered Shareholder is entitled to one vote for each Common Share or Preferred Share that such registered Shareholder holds on the record date on the proposals to be acted upon at the Meeting and any other matter to come before the Meeting.

Members personally present, being not less than two and who hold or represent by proxy in the aggregate not less than one-tenth of the issued capital of the Company entitled to vote, constitutes a quorum. As directors are elected by a plurality vote, the seven nominees receiving the highest votes totals will be elected and the outcome of the vote for directors will not be affected by abstentions or broker's non-votes. All other proposals, other than a special resolution, require the affirmative vote by a simple majority of the votes cast in person or by proxy at the Annual General Meeting.

To the knowledge of the directors and senior officers of the Company, the following beneficially own, directly or indirectly, Common Shares carrying more than five percent (5%) of the voting rights attached to all Common Shares of the
Company:

                      NAME AND ADDRESS OF BENEFICIAL      AMOUNT AND NATURE OF BENEFICIAL
TITLE OF CLASS        OWNER                               OWNERSHIP (2)                        PERCENT OF CLASS
---------------       ------------------------------      -------------------------------      ----------------
Common Shares         TRW Inc.                            1,800,000 (1)                        17.3% (1)
                      1900 Richmond Rd.
                      Cleveland, OH
                      44124

(1) The Common Shares reported here also include 900,000 Common Shares that TRW Inc. has the right to acquire through the exercise of share purchase warrants within 60 days of October 29, 1998, but does not actually own, and which warrants expire April 20, 2000.

(2) The above information was provided by the Registrar and Transfer Agent of the Company.

On March 17, 1998, Union Bank of Switzerland ("UBS") purchased 1,170,000 Units as a portfolio manager on behalf of one or more beneficial owners for whom it holds the securities as nominee. Each Unit consisted of one Common Share and one non-transferable Common Share purchase two year warrant. The warrant, which is immediately exercisable, entitles UBS to purchase up to an aggregate of 1,170,000 Common Shares, exercisable at the price of $4.00 per share until March 4, 1999 and at the price of $4.80 per share until March 4, 2000.

At the time of purchase, the Common Shares held by UBS represented 15.9% of the Company's issued and outstanding Common Shares at March 17, 1998. The total securities held by UBS, being 1,170,000 Common Shares and 1,170,000 immediately exercisable warrants, represented 21.3% of the Company's fully diluted Common Shares at March 17, 1998. If the warrants were exercised on March 17, 1998, and no other derivatives were exercised, then UBS would have held 27.4% of the Company's issued and outstanding Common Shares.

It is the Company's understanding that the securities have been transferred to a depository institution. The Company has no record of UBS, or the parties on whose behalf the securities are held, having filed any report under the Securities Exchange Act of 1934 or the British Columbia Securities Act. As of the date of this Proxy Statement and Information Circular, the Company does not have any information whether the beneficial ownership of the securities has been transferred to one or more other parties.

The following table shows: (i) the number of Common Shares beneficially owned by each of the directors and the Named Executive Officers (as defined herein) identified in the Summary Compensation Table that follows and all directors and executive officers as a group as of September 30, 1998 (excluding shares which such persons have the right to acquire within 60 days of September 30, 1998 but do not actually own), (ii) the number of Common Shares which each of such persons has the right to acquire within 60 days of September 30, 1998 but does not actually own, (iii) the total number of Common Shares which each of such persons owns as of September 30, 1998 and has the right to acquire within 60 days of September 30, 1998, and the percent of class.

                               Number of Shares
                             Beneficially Owned,            Right to Acquire              Total
                             Excluding Right to              Shares Within           Number of Shares         Percent of
      Name                   Acquire Shares(8)               Within 60 Days         Beneficially Owned           Class
-----------------          ----------------------          ------------------       ------------------       -------------
    Directors:
    ----------
Robert Rudman(1)                  65,477                         157,500                   222,977                2.30%
John Bolegoh(2)                  104,720                          29,318                   134,038                1.40%
Joseph Merback(3)                 34,801                         156,250                   191,051                1.97%
Kenneth W. Morgan                    nil                             nil                       nil                 nil
Lawrence Becerra(4)               39,500                          62,500                   102,000                1.06%
Mark Desmarais                       nil                             nil                       nil                 nil
Bernard Pinsky                       nil                             nil                       nil                 nil

Named Executive
Officers who are not
Directors or Nominees
---------------------
Shawn Lammers(5)                  18,971                          20,000                    38,971                0.41%
Ian Bateman(6)                       nil                          20,000                    20,000                0.21%
Gary Schlachter(7)                 2,766                          20,000                    22,766                0.24%

Total Directors/
Executive Officers               266,235                         465,568                   731,803                7.33%
(10 persons)

(1) Mr. Rudman was granted incentive stock options by the Company and an aggregate of 157,500 Common Shares are remaining to be exercised as to 12,500 at the price of $4.48 per share, as to 20,000 at $2.61 per share; and as to 125,000 at $4.58 per share. These options are immediately exercisable. Mr. Rudman also holds 17,453 Principal Escrow Shares, the resale of which is regulated by the VSE and the British Columbia Securities Commission. If Mr. Rudman exercised these rights, he would beneficially own, directly or indirectly, approximately 222,977 Common Shares of the Company, or 2.3% of the outstanding Common Shares.

(2) Includes 60,362 Common Shares owned by Mr. Bolegoh's wife and children. Mrs. Bolegoh has sole voting and dispositive power with respect to her shares, and Mr. Bolegoh disclaims beneficial ownership of such shares. Mr. Bolegoh was granted incentive stock options by the Company for the right to purchase up to an aggregate of 12,500 Common Shares at the price of $4.58 per share. Mr. Bolegoh also holds 17,452 Principal Escrow Shares, the resale of which is regulated by the VSE and the British Columbia Securities Commission. Mr. Bolegoh also holds two warrants for the right to purchase up to an aggregate of 16,818 Common Shares until November 1, 1998, at a price of $5.20 per share. All options and warrants are immediately exercisable. If Mr. Bolegoh exercised these rights, he would beneficially own, directly or indirectly, approximately 134,038 Common Shares of the Company, or 1.4% of the outstanding Common Shares.

(3) Mr. Merback was granted incentive stock options for the right to purchase an aggregate of 156,250 Common Shares, as to 37,500 at the price of $2.96 per share, as to 18,750 at $4.48 per share, and as to 100,000 at the price of $4.58 per share. Mr. Merback also holds 17,452 Principal Escrow Shares, the resale of which is regulated by the VSE and the British Columbia Securities Commission. All options are immediately exercisable. If Mr. Merback were to exercise these rights, he would beneficially own, directly or indirectly, approximately 191,051 Common Shares of the Company, or 1.97% of the outstanding Common Shares.

(4) Mr. Becerra was granted incentive stock options by the Company for the right to purchase up to an aggregate of 25,000 Common Shares at the price of $4.58 per share. Mr. Becerra also holds a warrant for the right to purchase up to an aggregate of 37,500 Common Shares, exercisable at the price of $4.00 per share until March 4, 1999, and at the price of $4.80 per share until March 4, 2000. If Mr. Becerra exercised these rights, he would beneficially own, directly or indirectly, approximately 102,000 Common Shares of the Company, or 1.06% of the outstanding Common Shares. The options and warrants are immediately exercisable.

(5) Mr. Lammers was granted incentive stock options by the Company for the right to purchase up to an aggregate of 25,000 Common Shares at the price of $4.58 per share. Mr. Lammers also holds 17,452 Principal Escrow Shares, the resale of which is regulated by the VSE and the British Columbia Securities Commission. The options are immediately exercisable. If Mr. Lammers exercised these rights, he would beneficially own, directly or indirectly, approximately 38,971 Common Shares of the Company, or 0.41% of the outstanding Common Shares.

(6) Mr. Bateman was granted incentive stock options by the Company for the right to purchase up to an aggregate of 20,000 Common Shares at the price of $4.58 per share. These options are immediately exercisable. If Mr. Bateman exercised these rights, he would beneficially own, directly or indirectly, approximately 20,000 Common Shares of the Company, or 0.21% of the outstanding Common Shares.

(7) Includes 266 Common Shares owned by Mr. Schlachter's wife. Mrs. Schlachter has sole voting and dispositive power with respect to her shares, and Mr. Schlachter disclaims beneficial ownership of such shares. Mr. Schlachter was granted incentive stock options by the Company and options to purchase an aggregate of 17,500 Common Shares are remaining to be exercised at the price of $2.96 per share. These options are immediately exercisable. If Mr. Schlachter exercised these rights, he would beneficially own, directly or indirectly, approximately 22,766 Common Shares of the Company, or 0.24% of the outstanding Common Shares.

(8) Based on beneficial shares owned, directly or indirectly, or over which control or direction is exercised at September 30, 1998. The issued and outstanding Common Shares of the Company at September 30, 1998 were 9,524,196.


CHANGES IN CONTROL

The Company is unaware of any contract or other arrangement, the operation of which may at a subsequent date result in a change of control of the Company.

                             ELECTION OF DIRECTORS

The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for the nominees herein listed.

The Board of Directors of the Company presently consists of seven (7) members.

Advance notice of the Meeting inviting nominations for directors of the Company was published in The Province newspaper in Vancouver, British Columbia, on October 22, 1998 and also published in the Richmond News in Richmond, British Columbia, on October 21, 1998, in accordance with Section 111 of the Company Act (British Columbia), and delivered to the British Columbia Securities Commission and the Vancouver Stock Exchange (the "VSE") on October 4, 1998 in accordance with National Policy No. 41. The Shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at seven (7). Management of the Company proposes to nominate each of the following persons for election as a director. Information concerning such persons, as furnished by the individual nominees, is as follows:



                                                                                              DATE ON WHICH
                                                                                               THE NOMINEE
  NAME, COUNTRY OF ORDINARY     PRINCIPAL OCCUPATION OR EMPLOYMENT AND,      AGE AS AT           BECAME A
 RESIDENCE AND POSITION HELD    IF NOT AN ELECTED DIRECTOR, OCCUPATION       OCTOBER          DIRECTOR OF THE
       WITH THE COMPANY               DURING THE PAST FIVE YEARS(1)          29, 1998            COMPANY
----------------------------    ---------------------------------------      ----------       ---------------
ROBERT V. RUDMAN**              President and Chief Executive Officer,           51             Sept. 22/93
Canada                          SmarTire Systems Inc.
PRESIDENT, CHIEF EXECUTIVE
OFFICER  and DIRECTOR

LAWRENCE BECERRA *              Principal and founder of West Sussex             46             March 30/98
United Kingdom                  Trading, Inc. and Heriot Funds
DIRECTOR                        Management.

JOHN I. BOLEGOH *               Vice President, Operations, SmarTire             54             Dec. 2/93
Canada                          Systems Inc.
VICE PRESIDENT OF OPERATIONS
and DIRECTOR

MARK DESMARAIS**                Director, Product Planning, North                44             Aug. 19/98
United States                   America for TRW Automotive Electronics
DIRECTOR                        Group.

JOSEPH MERBACK*                 President and Chief Executive Officer,           61             Nov. 17/95
United States                   SmarTire USA Inc., President of Merback
DIRECTOR and PRESIDENT AND      Advisors.
CEO OF SMARTIRE USA INC.

KENNETH W. MORGAN               Chief Financial Officer, SmarTire                37             Jan. 17/97
Canada                          Systems Inc.
CHIEF FINANCIAL OFFICER and
DIRECTOR

BERNARD PINSKY                  Lawyer and partner at Clark, Wilson              44             Aug. 19/98
Canada
DIRECTOR


*     Member of the Audit Committee

**    Member of the Compensation Committee


(1) Principal occupations or employment within the five preceding years can be found in the following section "Business Experience and Principal Occupation of Directors, Executive Officers and Significant Employees".

BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION OF DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The present and principal occupations of the Company's directors and executive officers during the last five years are set forth below:

ROBERT RUDMAN:

      Mr. Rudman is a Chartered Accountant with 15 years of experience assisting public companies, especially on the VSE. Mr. Rudman joined the Company in March 1993 as the Chief Financial Officer after serving as an independent financial consultant for several months. He became the President of SmarTire Systems on January 19, 1996.

      Prior to joining the Company, Mr. Rudman was manager of a California based sales contract financing firm. Previously, he was a partner in a consulting firm providing professional assistance to publicly traded companies. Mr. Rudman became a Chartered Accountant in 1974 and worked with Laventhol & Horwath and Price Waterhouse & Co. in Winnipeg, Manitoba.

      In addition to his Chartered Accountancy degree, Mr. Rudman holds a Bachelor of Arts degree and graduate business diploma from Lakehead University in Thunder Bay, Ontario.

JOHN BOLEGOH:

      Mr. Bolegoh has an extensive background in tire product engineering, including twenty years with Michelin Technical Services Canada Limited in positions of increasing responsibility. Mr. Bolegoh joined the Company in 1991. His responsibilities include defining necessary product capabilities and designs for entering various markets; establishing contacts to promote awareness of the Company's technologies; locating and exploring business possibilities with potential distributors; and providing customer relations, problem solving, training and sales assistance. Mr. Bolegoh has been responsible for the development and marketing of the Industrial Equipment TMS and has successfully established this product as a standard in the mining industry. He is currently playing a key role in coordinating the joint efforts of the Company and Michelin Tire as both organizations prepare for the formal market launch of the new Passenger Car TMS.

      Mr. Bolegoh specialized in mechanical technology at the Hamilton Institute of Technology in Hamilton, Ontario.

KENNETH MORGAN:

      Mr. Morgan joined the Company in May 1996 as the Chief Financial Officer. Reporting directly to the President, Mr. Morgan is responsible for the finance, treasury, accounting, legal, MIS and administration functions.

      In addition to his Canadian Chartered Accountancy designation, Mr. Morgan holds an American CPA designation. Mr. Morgan has extensive financial reporting experience gained as a manager with Grant Thornton Chartered Accountants (1990 to 1995) and as a consultant to CHC Helicopter Corporation, a large publicly listed aerospace company (1995 to 1996).

JOSEPH MERBACK:

      Effective February 1, 1998, the Board of Directors approved the appointment of Mr. Merback as President of SmarTire USA, Inc., the Company's marketing subsidiary. From January 1, 1997 to February 1, 1998, Mr. Merback was an advisor to the Company. Mr. Merback is currently President of Merback Capital Advisors in Los Angeles, California, which provides a wide range of financial advisory services to both personal and corporate clients. The company is active in providing private placements to public companies in high-tech, oil exploration and biotech fields.

      From 1959 to 1988, Mr. Merback was with Wilder Industries of Philadelphia, Pennsylvania, the largest surplus recycled paperboard converter in the U.S. He became the company's chairman and CEO in 1972. During his tenure with Wilder Industries, he was responsible for taking the company's sales from $800,000 to $55 million. In 1988, he sold the company to Case Paper Co.

      In 1972, he also founded Specialty Industries, a venture capital start-up specializing in packaging for the electronics industry. When he left in 1988, sales of the company were $35 million. Mr. Merback still retains equity interests in six manufacturing plants.

      Mr. Merback graduated from Temple University in marketing and finance, and has attended the Wharton School of Finance.

LAWRENCE BECERRA:

      Mr. Becerra has an extensive background in international finance. Since 1996, he has been the principal and founder of West Sussex Trading, Inc. and Heriot Funds Management which trades predominantly financial futures and foreign exchange. Between 1992 and 1996 Mr. Becerra was the Senior Proprietary Trader promoted from the position of Manager of European Money Market Trading for Goldman Sacks International in London, England. Between 1987 and 1992 Mr. Becerra was the Managing Director for Czarnikow Financial Futures. Between 1984 and 1987, he held the position of Senior Trader with TransMarket Group, Inc. Between 1976 and 1984, Mr. Becerra worked for Continental Bank in London and ended his tenure as the Executive Director representing all trading activities for the company. He attended Middlebury College in Middlebury, Vermont between 1970 and 1974 and Hackney School in Terrytown, New York between 1968 and 1970.

GARY SCHLACHTER:

      Mr. Schlachter joined the Company on April 21, 1997 as the Executive Vice President, Sales and Marketing for SmarTire USA. Mr. Schlachter is responsible for developing and directing the sales and marketing program of the Company's Passenger Car and Commercial Vehicle TMS product lines for North America. He has over fifteen years management and marketing experience in the tire industry. Prior to joining SmarTire, Mr. Schlachter was Business Development Manager, responsible for retail development programs, for Continental General Tire. Previously, he served in several management posts at Michelin North America including Business Development Manager, Eastern United States, Manager Special Accounts Training Program, and Manager, Product Training and Dealer Program. Mr. Schlachter is a graduate of Central Michigan University.

SHAWN LAMMERS:

            Mr. Lammers is a professional engineer, with a Bachelor of Applied Science degree from the University of British Columbia, specializing in computer engineering. He has developed software for MS-DOS, Windows, UNIX Workstations and Amiga platforms. Mr. Lammers has been with the Company since its inception and is responsible for the development of the patented remote sensing technology utilized in SmarTire's products. He has been the chief engineer in respect to the design, development and production of the Company's Passenger Car TMS, the Commercial Vehicle TMS and the Industrial Equipment TMS.

IAN BATEMAN:

            Mr. Bateman is the Managing Director for SmarTire (Europe) Limited. He is a U.K. resident and has extensive sales, marketing and senior managerial experience in a variety of facets of European automotive industries. From 1966 to 1973 he was a manager with Mid Bucks Automotive Limited. During 1973 to 1979 Mr. Bateman was a manager with Renault U.K. Limited, and was instrumental in the formation of a direct sales company in the U.K. with a sales budget of pound sterling 100 million per year. Between 1979 and 1991 he ran his own marketing company which expanded to supply every European car manufacturer/importer, with the exception of just three, with an overall turnover of pound sterling 10 million per year. From 1991 and prior to joining SmarTire (Europe) Limited, Mr. Bateman carried out independent consulting services, most importantly with Otter Controls Limited, which was implementing a marketing program for a tire-monitoring system.

MARK DESMARAIS:

            Mark R. Desmarais has served as director, product planning, North America, for TRW Automotive Electronics Group since September 1995. The group, a unit of TRW Inc., is a leading producer of electronic safety, security and convenience products, as well as engineered fastening systems, for the worldwide automotive market.

            Mr. Desmarais' more than 21 years of business experience spans a variety of industries, including tire technology, consumer products, defense, industrial control systems and automotive electronics.

            In his current position, he has responsibility for planning and developing new business opportunities for TRW Automotive Electronics Group. He was instrumental in developing the group's strategic relationship with SmarTire Systems Inc. to develop, manufacture and sell tire monitoring systems. A member of the TRW Automotive Electronics Technology Council, Mr. Desmarais works with the company's Center for Automotive Technology to outline product technology roadmaps for next-generation products.

            Mr. Desmarais joined TRW in 1991 at the company's Marshall, Illinois, electronics plant, where he served as manufacturing manager, manufacturing engineering manager and then advanced manufacturing engineering manager over a four-year period.

            He began his career as a senior tire development engineer for B.F. Goodrich, where he developed and launched all of Goodrich's tires for a major automobile manufacturer. He also held management positions at Foxboro Company, Sippican Ocean Systems Inc. and AMP Keyboard Products before joining TRW.

            Mr. Desmarais holds a master's degree in management from the Kellogg Graduate School of Management at Northwestern University, Evanston, Illinois, and a master's degree in materials engineering and a bachelor's degree in mechanical engineering from Worcester Polytechnic Institute, Worcester, Massachusetts. He is a member of the Society of Automotive Engineers.

BERNARD PINSKY:

            Bernard Pinsky is a partner practicing corporate/securities law at Clark, Wilson, one of Vancouver's most established and respected law firms. Mr. Pinsky was called to the bar in 1980 and has advised a variety of public and private companies on legal matters related to acquisitions, mergers, takeovers, initial public offerings, secondary financings, public company disclosure requirements and stock exchange practice. Mr. Pinsky has been corporate and securities counsel for the Company since 1993.

                            SECTION 16(a) REPORTING

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the outstanding Common Shares (collectively, "reporting persons") to file with the U.S. Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company. Based solely upon its review of such reports and written representations from the reporting persons that Forms 5 were either filed or not required to be filed by such reporting persons, the Company believes that all of the reporting persons (10 persons total) complied with the Section 16(a) filing requirements during the year ended 1998, except as follows.

On March 17, 1998, UBS purchased 1,170,000 Units as a portfolio manager on behalf of one or more beneficial owners for whom it holds the securities as nominee. Each Unit consisted of one Common Share and one non-transferable Common Share purchase two year warrant. The warrant, which is immediately exercisable, entitles UBS to purchase up to an aggregate of 1,170,000 Common Shares, exercisable at the price of $4.00 per share until March 4, 1999 and at the price of $4.80 per share until March 4, 2000.

At the time of purchase, the Common Shares held by UBS represented 15.9% of the Company's issued and outstanding Common Shares at March 17, 1998. The total securities held by UBS, being 1,170,000 Common Shares and 1,170,000 immediately exercisable warrants, represented 21.3% of the Company's fully diluted Common Shares at March 17, 1998. If the warrants were exercised on March 17, 1998, and no other derivatives were exercised, then UBS would have held 27.4% of the Company's issued and outstanding Common Shares.

It is the Company's understanding that the securities have been transferred to a depository institution. The Company has no record of UBS, or the parties on whose behalf the securities are held, having filed any report under the Securities Exchange Act of 1934. As of the date of this Proxy Statement and Information Circular, the Company does not have any information whether the beneficial ownership of securities has been transferred to one or more other parties.

                          BOARD AND COMMITTEE MEETINGS

The Board of Directors of the Company held one formal meeting during the year ended July 31, 1998. All other proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by all the directors are, according to the Company Act (British Columbia) and the Articles of the Company, as valid and effectual as if they had been passed at a meeting of the directors duly called and held.

Pursuant to the requirements of the Company Act (British Columbia), the Company also has an Audit Committee of its Board of Directors presently consisting of Lawrence Becerra, John Bolegoh and Joe Merback. The function of the Audit Committee is to review financial statements with the auditors and to report thereon to the Board of Directors. During fiscal 1998, there were no formal meetings of the Audit Committee. The business of the Audit Committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the Audit Committee.

The Company has a Compensation Committee made up of Robert Rudman, William Cronin and Mark Desmarais. The function of the Compensation Committee is to investigate and recommend to the directors appropriate levels and types of compensation for directors, officers and employees of the Company. During fiscal 1998, there was one meeting held by this Committee.

The Company does not have a standing Nominating Committee.

During 1998, each incumbent director attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period on which he served.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

The services of Robert V. Rudman, a director, President and Chief Executive Officer of the Company, are provided to the Company pursuant to a Management Agreement dated February 1, 1998. See "Management Agreements and Termination of Employment and Change in Control Arrangements".

The services of Joseph H. Merback, a director of the Company and, Director, President and Chief Executive Officer of SmarTire USA Inc., are provided to the Company pursuant to a Management Agreement dated February 1, 1998. See "Management Agreements and Termination of Employment and Change in Control Arrangements".

The services of Gary Schlachter, Director and Executive Vice-President Sales and Marketing of SmarTire USA Inc., are provided to the Company pursuant to a Management Agreement dated April 15, 1997. See "Management Agreements and Termination of Employment and Change in Control Arrangements".

The services of Ian R. Bateman, Managing Director of SmarTire (Europe) Limited, are provided to the Company pursuant to a Management Agreement dated February 16, 1998. See "Management Agreements and Termination of Employment and Change in Control Arrangements".

The services of Bernard Pinsky are provided through the law firm of Clark, Wilson of which Mr. Pinsky is a partner. Clark, Wilson sends accounts to the Company for Mr. Pinsky's time expended.

FAMILY RELATIONSHIPS

There are no family relationships among directors, executive officers, or persons nominated or chosen by the small business issuer to become directors or executive officers.

INVOLVEMENT IN LEGAL PROCEEDINGS

The Company was not involved in any legal proceedings as at October 29, 1998.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Company has no formal plan for compensating its directors for their service in their capacity as directors although such directors have received from time to time and are expected to receive in the future incentive stock options to purchase Common Shares as awarded by the Board of Directors or the Compensation Committee. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of the Company other than services ordinarily required of a director. Other than indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments. A director who is a professional consultant, such as a lawyer, charges the Company for time expended to attend the meeting at an agreed hourly rate.

There are no arrangements or plans in which the Company provides pension, retirement or similar benefits for directors or executive officers.

Other than the management agreements and advisory agreements discussed herein, the Company presently has no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to the Company's directors or executive officers, except that stock options have been and may be granted at the discretion of the Board or a committee thereof.


                       SUMMARY OF EXECUTIVE COMPENSATION

Particulars of compensation awarded to, earned by or paid to:

      (a)   the Company's chief executive officer (the "CEO");

      (b) each of the Company's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds $100,000 per year; or

      (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year;

(the "Named Executive Officers") are set out in the summary compensation table below. Except as indicated, all dollar amounts set forth below with respect to the applicable year ended July 31, are expressed in Canadian dollars (see "Currency Exchange Rates").

During 1998, seven (7) individuals served as executive officers of the Company at various times: Robert V. Rudman, Kenneth W. Morgan, John I. Bolegoh, Shawn Lammers, Joseph H. Merback, Gary Schlachter, and Ian R. Bateman.

                                                 SUMMARY COMPENSATION TABLE

                                                Annual Compensation                  Long Term Compensation (1)
                                       -------------------------------------     --------------------------------
                                                                                     Awards               Payouts
                                                                                 ----------------------   -------
Name and Principal         Year         Salary          Bonus         Other      Securi-    Restricted      LTIP         All Other
     Position                                                         Annual      ties       Shares or    Payouts        Compen-
                                                                     Compen-      Under     Restricted                    sation
                                                                     sation      Options/   Share Units
                                                                                  SARs
                                                                       (2)       Granted
----------------           ----        --------         -----        -------     --------   -----------   --------        --------
Robert V. Rudman           1998        $161,058           Nil        $41,000       Nil          Nil          Nil            Nil
President
                           1997        $101,785           Nil            Nil       Nil          Nil          Nil            Nil

                           1996         $92,300         $45,650          Nil       Nil          Nil          Nil            Nil


Gary Schlachter            1998        $118,250         $28,600          Nil       Nil          Nil          Nil            Nil

Executive Vice-            1997         $29,077           Nil            Nil       Nil          Nil          Nil            Nil
President Sales and
Marketing                  1996           Nil             Nil            Nil       Nil          Nil          Nil            Nil


Joseph Merback             1998        $129,869        $35,750         $42,900     Nil          Nil          Nil            Nil

President and CEO          1997           Nil             Nil          $76,000     Nil          Nil          Nil            Nil

of SmarTire USA Inc.       1996           Nil             Nil            Nil       Nil          Nil          Nil            Nil


James Yamada               1998          n/a             n/a             Nil       Nil          Nil          Nil            Nil
Past President
                           1997          n/a             n/a             Nil       Nil          Nil          Nil            Nil

                           1996        $48,779         $62,298           Nil       Nil          Nil          Nil            Nil

(1) The Company has not granted any restricted shares or restricted share units, stock appreciation rights or long-term incentive plan payouts to the Named Executive Officers.

(2) The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

There were no other individuals serving as executive officers at the end of the most recently completed fiscal year or executive officers who served during the fiscal year whose salaries exceeded $100,000 per year.

There were no long term incentive plans in place for the Named Executive Officers of the Company during the most recently completed fiscal year, other than the management contracts described below in the section, "Management Agreements and Termination of Employment and Change-in-Control Arrangements".

The following table sets out the details of all stock options granted to the Named Executive Officers during the most recently completed fiscal year:

       OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR



                                     % OF TOTAL                  MARKET VALUE OF
                                       OPTIONS/                     SECURITIES
                      SECURITIES         SARs                      UNDERLYING                         POTENTIAL REALIZABLE
                        UNDER         GRANTED TO                  OPTIONS/ SARS                         VALUE AT ASSUMED
                       OPTIONS/      EMPLOYEES IN  EXERCISE OR    ON THE DATE OF                      ANNUAL RATES OF SHARE
Name                     SARs         FINANCIAL    BASE PRICE        GRANT        EXPIRATION          PRICE APPRECIATION FOR
                      GRANTED (#)       YEAR      ($/SECURITY)    ($/SECURITY)        DATE                  OPTION TERM
-----------------------------------------------------------------------------------------------------------------------------
     (a)                 (b)             (c)         (d)              (e)             (f)             5% ($)          10% ($)
Robert  Rudman         125,000          15.5%      $   4.58        $   4.58      March 30, 2003      $143,125        $286,250

Robert Rudman           20,000           2.5%      $   2.61        $   2.61      January 9, 2003       13,050          26,100

Robert Rudman           75,000           9.3%      $   4.48        $   4.48      November 10, 2002     84,000         168,000

Joseph Merback         100,000          12.4%      $   4.58        $   4.58      March 30, 2003       114,500         229,000

Joseph Merback          18,750           2.3%      $   4.48        $   4.48      November 10, 2002     21,000          42,000



The following table sets out the details of all stock options exercised during the most recently completed financial year by the Named Executive Officers and the financial year end values of the stock options held by the Named Executive Officers.


        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES



                                                       NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS/SARS AT       IN-THE-MONEY OPTIONS/SARS AT
                                                                 FY-END (#)                       FY-END ($) (1)
                           SHARES        AGGREGATE
                         ACQUIRED ON       VALUE                EXERCISABLE /
     NAME                EXERCISE (#)      REALIZED             UNEXERCISEABLE            EXERCISEABLE / UNEXERCISEABLE
------------------       ------------    ------------     -----------------------------   -----------------------------
                                                          EXERCISEABLE   UNEXERCISEABLE   EXERCISEABLE    UNEXERCISEABLE
 Robert Rudman              120,000      $ 61,925            175,000          nil          $1,070,000          nil

Gary Schlachter               7,500      $ 12,300             17,500          nil          $  128,450          nil

  Joe Merback                18,750      $ 18,000            156,250          nil          $  956,375          nil

(1) The closing price of the Common Shares on July 31, 1998 on the VSE was CDN $10.30. These columns set forth the market value less the exercise price as at such date.

There were no options held by the Named Executive Officers that were re-priced downward during the most recently completed financial year.

There were no defined benefit or actuarial plans in place for the Named Executive Officers during the most recently completed financial year.

MANAGEMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

No management functions of the Company are performed to any substantial degree by a person other than the directors or senior officers of the Company.

Effective February 1, 1998, the Board of Directors of the Company approved a new management agreement with Robert Rudman, regarding his position as President of the Company. The management agreement calls for payment of a base salary of US$150,000 per annum and a bonus payable in shares of the Company's Common Shares based on achieving certain gross revenue levels. The term of the agreement is for five years.

Effective February 1, 1998, the Board of Directors of the Company approved a new management agreement with Joseph Merback, regarding his position as President of SmarTire USA Inc., the Company's marketing subsidiary. The management agreement calls for payment of a base salary of US$120,000 per annum and a bonus payable in shares of the Company's Common Shares based on achieving certain gross revenue levels. The term of the agreement is for five years.

Effective January 1, 1997, the Company had an advisory agreement with William Cronin. Mr. Cronin voluntarily terminated his contract effective December 31, 1997.

The agreements with Messrs. Rudman and Merback require the Company to pay a termination allowance in the event of the termination by the Company of such individual's employment except for just cause. The termination allowance is twice the annual salary and bonuses. A change of control of the Company is deemed to be a termination for the purposes of the agreements.

Effective April 15, 1997, the Board of Directors of the Company approved a management agreement with Gary Schlachter, regarding his position as Executive Vice President Sales and Marketing of SmarTire USA Inc., the Company's marketing subsidiary. The management agreement calls for payment of a base salary of US$90,000 in 1998 and a bonus based on achieving certain gross revenue levels. The term of the agreement is for three years. The agreement with Mr. Schlachter requires the Company to pay a termination allowance in the event of the termination by the Company of such individual's employment except for just cause. The termination allowance is six months salary and bonuses.

Effective February 16, 1998, the Board of Directors of the Company approved a management agreement with Ian Bateman, regarding his position as Managing Director of SmarTire (Europe) Limited, the Company's European subsidiary. The management agreement calls for payment of a base salary of pounds sterling 48,000 per year and a bonus based on achieving certain business plan objectives. The term of the agreement is for two years. The agreement with Mr. Bateman requires the Company to pay a termination allowance in the event of the termination by the Company of such individual's employment except for just cause. The termination allowance is six months salary and bonuses.

Other than as discussed above, the Company has no plans or arrangements in respect of remuneration received or that may be received by Executive Officers of the Company in fiscal

1998 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds US$60,000 per Executive Officer.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE  COMPENSATION

The Company's compensation program for its executive officers is administered and reviewed by the Compensation Committee of the Board of Directors, made up of Robert Rudman, Mark Desmarais and William Cronin.

During a Board of Directors meeting held April 24, 1998, the Board reviewed the performance of the President and Chief Executive Officer for the Company and the President and Chief Executive Officer of SmarTire USA Inc. (in their absence) and approved the current management contracts for Robert Rudman and Joseph Merback as discussed above.

       SHARE OPTION PROGRAM AND PARTICULARS OF OPTIONS TO PURCHASE SHARES

The Company grants, and has in the past granted, to directors, officers and employees of the Company options to purchase Common Shares subject to and in accordance with the prevailing policies of the stock exchange on which the Company's shares were then listed. Options are granted based on the assessment by the Company's Board of Directors and/or Compensation Committee of the optionee's past and present contribution to the success of the Company. The Company's shares are presently listed for trading on the VSE and the non-NASDAQ OTC Bulletin Board. The exercise price of options is subject to the approval by the VSE and reflects the 10 day average closing price or Market Price as defined by the VSE as of the date of the grant. These options are not transferable and are exercisable from the date granted until the earliest of (i) such number of years (up to ten years) from the date of the grant, (ii) 30 days after the option holder leaves his position with the Company, and (iii) such number of days following the death of the optionee as is specified in each optionee's option agreement.

Refer to "Particulars of Matters to be Acted Upon" for further information regarding the Company's proposed Stock Incentive Plans.

       INTEREST OF CERTAIN PERSONS AND OTHERS IN MATERS TO BE ACTED UPON

Save and except the foregoing, or as disclosed elsewhere in this Proxy Statement and Information Circular, since August 1, 1997, being the commencement of the Company's last completed fiscal year, none of the following persons has any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or will materially affect the Company or any of its subsidiaries:

        (a)     any director or senior officer of the Company;

        (b)     any proposed nominee for election as a director of the Company;

        (c) any Shareholder holding, directly or indirectly, more than 10% of the voting rights attached to all the shares of the Company; and

        (d)     any associate or affiliate of any of the foregoing persons.

  INDEBTEDNESS TO COMPANY OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

As at the end of the most recently completed financial year, there was no indebtedness of any director, executive officer, senior officer, proposed nominee for election as a director or associate of them, to or guaranteed or supported by the Company or any of its subsidiaries either pursuant to an employee stock purchase program of the Company or otherwise.

                             APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of KPMG LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the Directors.

KPMG LLP were first appointed auditors of the Company on April 29, 1994. Representatives of KPMG LLP are expected to be present at the Meeting but not expected to make a statement. However, they are expected to be available to respond to appropriate questions.

                 PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

STOCK INCENTIVE PLAN - NON-UNITED STATES RESIDENTS

The Shareholders will be asked to pass an ordinary resolution, as evidenced by a majority of the votes cast at the Meeting, approving a formal stock incentive plan (the "1998 Stock Incentive Plan") for adoption by the Company. The 1998 Stock Incentive Plan is subject to regulatory approval by the VSE.

The purpose of the 1998 Stock Incentive Plan will be to advance the interests of the Company by encouraging "Eligible Employees" to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs. "Eligible Employees" means employees, directors and consultants of (a) the Company or (b) any of the following entities (each, a "Related Entity"): (i) any corporation which holds a majority of the voting shares of the Company (a "Parent"), (ii) any corporation which qualifies as a subsidiary of the Company under British Columbia corporate law (a "Subsidiary"), or (iii) any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

The 1998 Stock Incentive Plan will provide for the granting to Eligible Employees of such incentive awards (each, an "Award") as the administrator of the 1998 Stock Incentive Plan (the "Administrator") may from time to time approve. The highlights of the 1998 Stock Incentive Plan are as follows:

        (a) the Administrator will be the Board of Directors of the Company or a committee of the Board of Directors appointed to act in such capacity;

        (b) subject to applicable laws, including the rules of any applicable stock exchange or national market system, the Administrator will be authorized to award any type of Award to an Eligible Employee (a "Grantee") that is not inconsistent with the provisions of the 1998 Stock Incentive Plan, and that by its terms involves or may involve the issuance of:

                (i) Common Shares of the Company (including "Performance Shares" which may be earned in whole or in part upon attainment of performance criteria established by the Administrator),

                (ii) a stock option (an "Option") entitling the Grantee to purchase Common Shares of the Company,

                (iii) a stock appreciation right (an "SAR") entitling the Grantee to acquire such number of common shares of the Company or such cash compensation as will be determined by reference to any appreciation in the value of the Company's Common Shares in accordance with terms to be established by the Administrator,

                (iv) any right similar to an SAR, with a fixed or variable price related to the Fair Market Value (as defined in the 1998 Stock Incentive Plan - see below) of the Company's Common Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions,

                (v) restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions to be established by the Administrator,

                (vii) "Performance Units" which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled in cash, Common Shares or other securities, or a combination of cash, Common Shares or other securities, as established by the Administrator,

                (viii) any other security with the value derived from the value of the Company's Common Shares, or

                (ix)    any combination of the foregoing;

        (c) the maximum number of Common Shares of the Company that will be issuable pursuant to all Awards granted under the 1998 Stock Incentive Plan will be 600,000 shares;

        (d) no insider of the Company will be eligible to receive an Award where:

                (i) the insider is not a Director or senior officer of the Company and the Award is an Option that would otherwise be granted to the insider as a consultant of the Company, or

                (ii) any Award, together with all of the Company's other previously established or proposed Awards could result at any time in: (A) the number of Common Shares reserved for issuance pursuant to Options granted to insiders exceeding 10% of the outstanding issue of the Company's Common Shares, or (B) the issuance to insiders, within a one year period, of a number of shares exceeding 10% of the outstanding issue of the Company's Common Shares;

                provided, however, that this restriction on the eligibility of insiders to receive an Award will cease to apply if it is no longer required under any applicable laws, including the rules of an applicable stock exchange or a national market system;

        (e) the maximum number of Common Shares with respect to which Options and SARs may be granted to any employee in any fiscal year of the Company will be 300,000 shares, subject to adjustment in certain circumstances;

        (f) each Award will be subject to a separate Award Agreement to be executed by the Company and the Grantee, which shall specify the term of the Award;

        (g) the exercise or purchase price, if any, of an Award will be determined by the Administrator in compliance with applicable laws, including the rules of an applicable stock exchange or national market system;

        (h)     the term of an Option will be no more than ten years;

        (i) if the exercise price or any tax required to be withheld in respect of an Option is satisfied by the Company or the Grantee's employer withholding shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, subject to terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the 1998 Stock Incentive Plan;

        (j) an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Grantee only by the Grantee;

        (k) other Awards will be transferable to the extent provided in the relevant Award Agreements;

        (l) subject to applicable laws, including the rules of an applicable stock exchange or national market system, an Award Agreement may permit a Grantee to exercise an Award for a specified period following termination of the Grantee as an Eligible Employee, in which event the Award will terminate to the extent it is not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first;

        (m) the Administrator may at any time offer to buy out a previously granted Award for a payment in cash or Common Shares of the Company;

        (n) the Administrator may issue Awards in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity, whether by merger, stock purchase, asset purchase or other form of transaction;

        (o) the number of Common Shares issuable under the 1998 Stock Incentive Plan, including the number of shares issuable under any outstanding Awards, is subject to adjustment in certain circumstances, including certain changes in the Company's share capital;

        (p) subject to applicable laws, including the rules of an applicable stock exchange or national market system, the consideration to be paid for the shares to be issued upon exercise or purchase of an Award, including the method of payment, will be determined by the Administrator (and, in the case of an Option, will be determined at the time of grant); provided that, in addition to any other types of consideration the Administrator may determine, the Administrator will be authorized to accept as consideration for the shares:

                (i)     cash;

                (ii)    check;

                (iii) surrender of shares of the Company or delivery of a properly executed form of attestation of ownership of shares of the Company as the Administrator may require (including withholding of shares otherwise deliverable upon exercise of the Award) which have a fair market value on the date of surrender or attestation equal to the aggregate exercise price of the shares as to which the Award will be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the shares used to pay the exercise price unless otherwise determined by the Administrator); or

                (iv)    any combination of the foregoing methods of payment;

        (q) the Board of Directors of the Company may at any time amend, suspend or terminate the 1998 Stock Incentive Plan, subject to such shareholder approval as may be required by applicable laws, including the rules of an applicable stock exchange or national market system, provided that:

                (i) no Award may be granted during any suspension of the 1998 Stock Incentive Plan or after termination of the 1998 Stock Incentive Plan; and

                (ii) any amendment, suspension or termination of the 1998 Stock Incentive Plan will not affect Awards already granted, and such Awards will remain in full force and effect as if the 1998 Stock Incentive Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement will have to be in writing and signed by the Grantee and the Company; and

        (r) "Fair Market Value" is defined to mean the value of the Company's shares of Common Stock determined as of any date as follows:

                (i) where a public market exists for the Company's Common Shares, the Fair Market Value shall be (A) the closing price for a share of the Company for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Company's Common Shares or the Nasdaq National Market, whichever is applicable or
                        (B) if the Company's Common Shares are not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of the Company on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (ii) in the absence of an established market for the Company's Common Shares of the type described above, the Fair Market Value shall be determined by the Administrator in good faith.

A copy of the 1998 Stock Incentive Plan is attached as Schedule "A".

STOCK INCENTIVE PLAN - UNITED STATES RESIDENTS

The Shareholders will be asked to pass an ordinary resolution, as evidenced by a majority of the votes cast at the Meeting, approving an additional formal stock incentive plan (the "1998 US Stock Incentive Plan" and together with the 1998 Stock Incentive Plan, the "Stock Incentive Plans") for adoption by the Company. The 1998 US Stock Incentive Plan is also subject to regulatory approval by the VSE.

The purpose of the 1998 US Stock Incentive Plan will be to advance the interests of the Company by encouraging Eligible Employees who are resident in the United States and/or subject to taxation in the United States to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs.

The 1998 US Stock Incentive Plan will provide for the granting to the Eligible Employees of such Awards as the Administrator (being the Board of Directors of the Company or a committee of the Board of Directors appointed to act in such capacity) may from time to time approve.

The 1998 US Stock Incentive Plan is modeled on the 1998 Stock Incentive Plan, and the foregoing discussion of the 1998 Stock Incentive Plan is generally applicable in respect of the 1998 US Stock Incentive Plan, except that:

        (a) the maximum number of Common Shares of the Company that will be issuable pursuant to all awards granted under the 1998 US Stock Incentive Plan will be 300,000 shares;

        (b) "Parent" means a "parent corporation" as defined in section 424(e) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and "Subsidiary" means a "subsidiary corporation" as defined in section 424(f) of the Code;

        (c) under the 1998 US Stock Incentive Plan, Options may be granted as either incentive stock options under section 422 of the Code and the regulations thereunder (the "Incentive Stock Options") or non-incentive stock options under section 18 of the Code (the "Non-Qualified Stock Options");

        (d) the specific provisions under the 1998 US Stock Incentive Plan which apply to Incentive Stock Options include the following:

                (i) if granted to a Grantee who at the time of the grant owns stock representing more than ten percent of the voting power of all classes of the Company or any Parent or Subsidiary, an Incentive Stock Option will be limited to a maximum term of five years, and will be subject to an exercise price per share which may not be less than 110% of the Fair Market Value of the Company's Common Shares on the date of the grant;

                (ii) an Incentive Stock Option granted to any other Grantee may be granted for a term not exceeding ten years at an exercise price per share which may not be less than the Fair Market Value of the Company's Common Shares on the date of the grant;

                (iii) if the aggregate Fair Market Value of Common Shares subject to Incentive Stock Options which become exercisable for the first time by a Grantee (under all plans of the Company or any Parent or Subsidiary) exceeds US$100,000 during any calendar year, the Incentive Stock Options to which such excess value is attributable will be treated Non-Qualified Stock Options; and

                (iv) any Incentive Stock Option which is not exercised following the Grantee's termination as an Eligible Employee within the time permitted by law will automatically convert to a Non-Qualified Stock Option and will thereafter be exercisable for the period specified under the relevant Award Agreement;

        (e) Non-Qualified Stock Options may be granted for a term not exceeding ten years, and unless otherwise determined by the Administrator, the exercise price per share may not be less than the Fair Market Value of the Company's Common Shares on the date of the grant; and

        (f) the 1998 US Stock Incentive Plan has specific provisions which apply to grants of Awards intended to qualify as "performance-based compensation", as defined under section 162(m) of the Code, to any employees who are "covered employees" for the purposes of section 162(m)(3) of the Code:

                (i) the exercise or purchase price per share, if any, of such an Award may not be less than the Fair Market Value of the Company's Common Shares on the date of the grant; and

                (ii) grants of such Awards may only be made by a committee (or a subcommittee of a committee) which is comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making Awards of performance based compensation.

A copy of the 1998 US Stock Incentive Plan is attached as Schedule "B".

1998 US STOCK INCENTIVE PLAN - UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes the principal United States federal income tax considerations in relation to the 1998 US Stock Incentive Plan. This summary is of a general nature, is not exhaustive of all relevant United States tax considerations and is not intended to constitute legal or tax advice. Shareholders should consult their own tax advisors as to the potential income tax consequences to them in the event that they may be granted Awards under the 1998 US Stock Incentive Plan.

As indicated above, Options may be granted pursuant to the 1998 US Stock Incentive Plan as either Incentive Stock Options under section 422 of the Code and the regulations thereunder or as Non-Qualified Stock Options under section 18 of the Code. In general, an optionee does not recognize taxable income upon grant or exercise of an Incentive Stock Option. However, upon the exercise of an Incentive Stock Option, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the option is treated as an item of adjustment for the purpose of calculating alternative minimum taxable income. In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of section 422 of the Code) from the date the Incentive Stock Option is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

If the optionee has held the shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the optionee does not satisfy these Incentive Stock Option holding period requirements (a "Premature Disposition"), the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the shares prior to the satisfaction of the Incentive Stock Option holding period requirements, but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the option.

In general, an optionee to whom a Non-Qualified Stock Option is granted recognizes no income at the time of the grant of the option. Upon exercise of a Non-Qualified Stock Option, an optionee recognizes ordinary income.

A Grantee will not be deemed to recognize any income for federal income tax purposes at the time a SAR or restricted stock award is made. When any part of a SAR is exercised, the Grantee will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received. In the case of an award of restricted stock, or in the case of an exercise of an option or SAR payable in restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

STOCK INCENTIVE OPTIONS  IF STOCK INCENTIVE PLANS NOT APPROVED

If either or both of the Stock Incentive Plans are not approved by the Shareholders for adoption by the Company, the Shareholders will be asked to pass an ordinary resolution, as evidenced by a majority of the votes cast at the Meeting, to approve the granting to the Directors and employees of the Company incentive stock options (the "Non-Plan Options") to purchase Common Shares in the capital stock of the Company for such periods, in such amounts and at such prices per share, including any amendments thereto, as agreed upon and at the discretion of the Board of Directors. All such grants of incentive stock options will be made in accordance with the policies and approval of the applicable regulatory authorities.

              APPROVAL OF EXERCISE OF OPTIONS GRANTED TO INSIDERS

It is the policy of the VSE that the approval of the Shareholders must be received prior to the exercise of any incentive stock options granted to insiders of the Company. Accordingly, the Shareholders will be asked to pass an ordinary resolution, as evidenced by a majority of the votes cast at the Meeting, granting such approval in respect of the Options proposed to be issued under the Stock Incentive Plans or, if applicable, in respect of the proposed Non-Plan Options. In the event of a negative vote by the Shareholders with respect to the proposed incentive stock options, management would be required to submit such incentive stock options granted to insiders for approval by the Shareholders before such options could be exercised.

                SHAREHOLDER PROPOSALS FOR FUTURE ANNUAL MEETINGS

Any Shareholder who intends to present a proposal at the 1999 Annual General Meeting of shareholders for inclusion in the Company's Proxy Statement and Information Circular relating to such meeting must submit such proposal by September 20, 1999.

                                 OTHER MATTERS

To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

                              AVAILABLE DOCUMENTS

A copy of the following documents is available on request from the Corporate Secretary of the Company at the Company's principal executive office at #150 - 13151 Vanier Place, Richmond, British Columbia, Canada, V6V 2J1, telephone (604) 276-9884:

        (1) the Company's latest Annual Report on Form 10-KSB required under the United States Securities Exchange Act of 1934 which report is also filed with the British Columbia Securities Commission which also serves as an annual information form pursuant to British Columbia securities laws and policies;

        (2) the comparative financial statements of the Company for the Company's most recently completed fiscal year in respect of which such financial statements have been issued together with the accompanying report of the auditors and any interim financial statements of the Company required by law and issued subsequent to such comparative financial statements; and

        (3) the Information Circular of the Company dated as of December 10, 1997 in connection with the Annual General Meeting of Shareholders held on January 17, 1998;

subject to (i) in the case of persons who are not securities holders of the Company, the payment of a reasonable charge and (ii) in any event, that the Company may require payment of a reasonable charge for exhibits to the annual Report on Form 10-KSB.

                       APPROVAL OF THE BOARD OF DIRECTORS

The contents of this Proxy Statement and Information Circular have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.

                                 ANNUAL REPORT

The Annual Report to the Shareholders of the Company for the fiscal year ended July 31, 1998, is being mailed to the Shareholders concurrently herewith, but such report is not incorporated into this Proxy Statement and Information Circular and is not deemed to be part of the proxy solicitation materials.


DATED at Richmond, British Columbia this 29th day of October, 1998.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  ROBERT V. RUDMAN
-------------------------------------
Robert V. Rudman
President and Chief Executive Officer

                                  Schedule "A"


                              SMARTIRE SYSTEMS INC.
                      1998 STOCK INCENTIVE PLAN (NON-U.S.)

1.      PURPOSE

The purpose of this 1998 Non-U.S. Stock Incentive Plan of SmarTire Systems Inc. (the "Company") is to advance the interests of the Company by encouraging Eligible Employees (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive to advance the interests of the Company in the conduct of their affairs.

This Plan is specifically designed for Eligible Employees of the Company who are not residents of the United States and/or subject to taxation in the United States, although Awards under this Plan may be issued to other Eligible Employees.

2.      DEFINITIONS

As used herein, the following definitions shall apply:

        (a) "Administrator" means the Board or a Committee of the Board duly appointed by the Board as the Administrator hereof;

        (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in the Securities Act.

        (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Securities Act, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

        (d) "Award" means the grant of an Option, SAR, Restricted Stock or other right or benefit under the Plan.

        (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

      (f)   "Board" means the Board of Directors of the Company.

      (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for 'Cause' as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

            (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

            (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

            (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

            (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

            (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

      (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

            (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

            (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

      (i) "Committee" means any committee appointed by the Board to administer the Plan.

      (j)   "Common Stock" means the common stock of the Company.

      (k)   "Company" means SmarTire Systems Inc., a British Columbia company.

      (l) "Consultant" means any person (other than an Employee or, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

      (m) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

      (n) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the

            Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

      (o)   "Corporate Transaction" means any of the following transactions:

            (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

            (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

            (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

      (p) "Director" means a member of the Board or the board of directors of any Related Entity.

      (q) "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

      (i) "Eligible Employee" means any person who is an Officer, a Director, an Employee or a Consultant.

      (r) "Employee" means any person, including an Officer or Director, who is a full-time or part-time employee of the Company or any Related Entity.

      (s) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common
                  Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (ii) In the absence of an established market for the Common Stock of the type described in 2.(s)(i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

      (t) "Grantee" means an Eligible Employee who receives an Award pursuant to an Award Agreement under the Plan.

      (u)   "Insider" means:

            (i)   a Director or Senior Officer of the Company;

            (ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

            (iii) a person that has:

                  A.    direct or indirect beneficial ownership of,

                  B.    control or direction over, or

                  C. a combination of direct or indirect beneficial ownership of and control or direction over securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

            (iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

      (v) "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning prescribed to under the Securities Act and the rules and regulations promulgated thereunder.

      (w) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

      (x) "Parent" means a "parent corporation", whether now or hereafter existing, which holds a majority of the voting shares of the Company.

      (y) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

      (z) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

      (aa)  "Plan" means this 1998 Stock Incentive Plan.

      (bb) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

      (cc) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

      (dd) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

      (ee) "Securities Act" means the British Columbia Securities Act, R.S.B.C. 1996, as amended.

      (ff)  "Senior Officer" means:

            (i) the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company;

            (ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph 2.(ff)(i) above, and

            (iii) the five (5) highest paid employees of the Company, including any individual referred to in paragraph 2.(ff)(i) or 2.(ff)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity.

      (gg)  "Share" means a share of the Common Stock.

      (hh) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as determined by British Columbia corporate law.

      (ii) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

3.      STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Options) is 600,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

Any Shares covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Shares are forfeited or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

No Insider of the Company is eligible to receive an Award where:

      (a) Insiders are not Directors or Senior Officers of the Company and receiving Options as Consultants of the Company;

      (b) any Award, together with all of the Company's other previously established or proposed Awards could result at any time in:

            (i) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the outstanding issue of Common Stock; or

            (ii) the issuance to Insiders, within a one year period of a number of Shares exceeding 10% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award will cease to apply if it is no longer required under any Applicable Laws.

4.    ADMINISTRATION

      (a)   Plan Administrator

            (i) Administration with Respect to Eligible Employees. With respect to grants of Awards to Eligible Employees, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

            (ii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection 4.(a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

      (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

            (i) to select the Eligible Employees to whom Awards may be granted from time to time hereunder;

            (ii) to determine whether and to what extent Awards are granted hereunder;

            (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

            (iv)  to approve forms of Award Agreements for use under the Plan;

            (v) to determine the terms and conditions of any Award granted hereunder;

            (vi) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

              (vii) the Administrator shall have the right to suspend the right of a holder to exercise all or part of a stock option for any reason that the Administrator considers in the best interest of the Company;

              (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favourable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

              (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

       (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5.      ELIGIBILITY

Options and Awards other than Options may be granted to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6.     TERMS AND CONDITIONS OF AWARDS

       (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Eligible Employee that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, (iii) a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iv) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

       (b) Designation of Award. Each Award shall be designated in the Award Agreement.

       (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measures of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

       (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

       (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

       (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

       (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

       (h) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company shall be 300,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below.

       (i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Eligible Employee to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favour of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

       (j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof.

       (k) Transferability of Awards. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

       (l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.     AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION, TAXES AND RELOAD OPTIONS

       (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as determined by the Administrator in compliance with the Applicable Laws.

       (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

              (i)    cash;

              (ii)   check;

              (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator); or

              (iv)   any combination of the foregoing methods of payment.

       (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

       (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8.     EXERCISE OF AWARD

       (a)    Procedure for Exercise; Rights as a Shareholder.

              (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

              (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

       (b)    Exercise of Award Following Termination of Continuous Service.

              (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

              (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

       (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9.      CONDITIONS UPON ISSUANCE OF SHARES

       (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other reorganization transaction with respect to Common Stock; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.    CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Except as may be provided in an Award Agreement the Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, Change in Control or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control or Related Entity Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent.

12.    EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.    AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

       (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

       (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

       (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 13.(a), above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the

Grantee and the Administrator, which agreement must be in
              writing and signed by the Grantee and the Company.

14.    RESERVATION OF SHARES

       (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.    NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP

The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

16.    NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.

17.    SHAREHOLDER APPROVAL

The Plan shall be subject to the Plan's approval by the shareholders of the Company within twelve (12) months from the date the Plan is adopted by the Company's Board of Directors. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under the Plan prior to approval by the shareholders, but until such approval is obtained, no such Award shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Awards previously granted under the Plan shall be cancelled and of no force or effect.

18.    GOVERNING LAW

The Plan shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

                                  Schedule "B"

                              SMARTIRE SYSTEMS INC.
                        1998 STOCK INCENTIVE PLAN (U.S.)

1.     PURPOSE

The purpose of this 1998 U.S. Stock Incentive Plan of SmarTire Systems Inc. (the "Company") is to advance the interests of the Company by encouraging Eligible Employees (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive to advance the interests of the Company in the conduct of their affairs.

This Plan is specifically designed for Eligible Employees of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards under this Plan may be issued to other Eligible Employees.

2.     DEFINITIONS

As used herein, the following definitions shall apply:

       (a) "Administrator" means the Board or a Committee of the Board duly appointed by the Board as the Administrator hereof;

       (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

       (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

       (d) "Award" means the grant of an Option, SAR, Restricted Stock or other right or benefit under the Plan.

       (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

       (f)    "Board" means the Board of Directors of the Company.

       (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for 'Cause' as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

              (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

              (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

              (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

              (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

              (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

       (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

              (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

              (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

       (i)    "Code" means the U.S. Internal Revenue Code of 1986, as amended.

       (j) "Committee" means any committee appointed by the Board to administer the Plan.

       (k)    "Common Stock" means the common stock of the Company.

       (l)    "Company" means SmarTire Systems Inc., a British Columbia company.

       (m) "Consultant" means any person (other than an Employee or, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

       (n) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

       (o) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or
              (iii) any change in status as long
              as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

       (p)    "Corporate Transaction" means any of the following transactions:

              (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

              (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

       (q) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

       (r) "Director" means a member of the Board or the board of directors of any Related Entity.

       (s) "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

       (t) "Eligible Employee" means any person who is an Officer, a Director, an Employee or a Consultant.

       (u) "Employee" means any person, including an Officer or Director, who is a full-time or part-time employee of the Company or any Related Entity.

       (v) "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

       (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or
                     (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (ii) In the absence of an established market for the Common Stock of the type described in paragraph 2.(w)(i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

       (x) "Grantee" means an Eligible Employee who receives an Award pursuant to an Award Agreement under the Plan.

       (y)    "Incentive Stock Option" means an Option within the meaning of
              Section 422 of the Code.

       (z)    "Insider" means:

              (i)    a Director or Senior Officer of the Company;

              (ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

              (iii)  a person that has

                     A.     direct or indirect beneficial ownership of,

                     B.     control or direction over, or

                     C. a combination of direct or indirect beneficial ownership of and control or direction over securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

              (iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

       (aa) "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

       (bb) "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of
              Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (cc) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

       (dd) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (ee) "Performance - Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

       (ff) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

       (gg) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

       (hh)   "Plan" means this 1998 Stock Incentive Plan.

       (ii) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

       (jj) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

       (kk) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

       (ll)   "Senior Officer" means:

              (i) the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company;

              (ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph 2.(ll)(i) above, and

              (iii) the five (5) highest paid employees of the Company, including any individual referred to in paragraph 2.(ll)(i) or 2.(ll)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity.

       (mm)   "Share" means a share of the Common Stock.

       (nn) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

       (oo) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

3.     STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Options) is 300,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

Any Shares covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Shares are forfeited or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

No Insider of the Company is eligible to receive an Award where:

       (a) Insiders are not Directors or Senior Officers of the Company and receiving Options as Consultants of the Company;

       (b) any Award, together with all of the Company's other previously established or proposed Awards could result at any time in:

              (i) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the outstanding issue of Common Stock; or

              (ii) the issuance to Insiders, within a one year period of a number of Shares exceeding 10% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award will cease to apply if it is no longer required under any Applicable Laws.

4.     ADMINISTRATION

       (a)    Plan Administrator

              (i) Administration with Respect to Eligible Employees. With respect to grants of Awards to Eligible Employees, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

              (ii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

              (iii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection 4.(a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

       (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

              (i) to select the Eligible Employees to whom Awards may be granted from time to time hereunder;

              (ii) to determine whether and to what extent Awards are granted hereunder;

              (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

              (iv) to approve forms of Award Agreements for use under the Plan;

              (v) to determine the terms and conditions of any Award granted hereunder;

              (vi) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

              (vii) the Administrator shall have the right to suspend the right of a holder to exercise all or part of a stock option for any reason that the Administrator considers in the best interest of the Company;

              (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favourable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

              (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

       (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5.     ELIGIBILITY

Options and Awards other than Options may be granted to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6.     TERMS AND CONDITIONS OF AWARDS

       (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Eligible Employee that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, (iii) a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iv) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

       (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

       (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measures of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

       (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

       (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

       (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

       (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

       (h) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company shall be 300,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below.

       (i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Eligible Employee to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favour of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

       (j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

       (k) Transferability of Awards. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

       (l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.     AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION, TAXES AND RELOAD OPTIONS

       (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

              (i)    In the case of an Incentive Stock Option:

                     A. granted to an Eligible Employee who, at the time of the grant of such Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any

                            Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                     B. granted to any Eligible Employee other than an Eligible Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

              (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

              (iv) In the case of other Awards, such price as is determined by the Administrator.

       (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

              (i)    cash;

              (ii)   check;

              (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator); or

              (iv)   any combination of the foregoing methods of payment.

       (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

       (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8.     EXERCISE OF AWARD

       (a)    Procedure for Exercise; Rights as a Shareholder.

              (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

              (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

       (b)    Exercise of Award Following Termination of Continuous Service.

              (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

              (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

              (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

       (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9.     CONDITIONS UPON ISSUANCE OF SHARES

       (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other reorganization transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.    CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Except as may be provided in an Award Agreement:

       (a) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, Change in Control or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control or Related Entity Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent.

       (b) The portion of any Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12.    EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.    AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

       (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

       (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

       (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 13.(a), above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14.    RESERVATION OF SHARES

       (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.    NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP

The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

16.    NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

17.    SHAREHOLDER APPROVAL

The Plan shall be subject to the Plan's approval by the shareholders of the Company within twelve (12) months from the date the Plan is adopted by the Company's Board of Directors. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under the Plan prior to approval by the shareholders, but until such approval is obtained, no such Award shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Awards previously granted under the Plan shall be cancelled and of no force or effect.

18.    GOVERNING LAW

The Plan shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

                                   PROXY FORM

                      ANNUAL GENERAL MEETING OF MEMBERS OF
                              SMARTIRE SYSTEMS INC.
                                (Name of Company)

TO BE HELD AT                THE SUTTON PLACE HOTEL
                 845 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA
             -----------------------------------------------------------
                              (Location of Meeting)

ON          THURSDAY         ,     DECEMBER 17  , 1998 , AT  9:30 AM
   --------------------------   ----------------  -----     ------
           (Day of week)          (Month/day)     (Year)    (Time of Meeting)

THE UNDERSIGNED MEMBER OF THE COMPANY HEREBY APPOINTS, ROBERT V. RUDMAN, a Director of the Company, or failing this person, BERNARD PINSKY, a Director of the Company, or in the place of the foregoing, ______________________ (print the name), as proxyholder for and on behalf of the Member with the power of substitution to attend, act and vote for and on behalf of the Member in respect of all matters that may properly come before the aforesaid meeting of the Members of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Member were present at the said Meeting, or any adjournment thereof.

The Member hereby directs the proxyholder to vote the securities of the Company registered in the name of the Member as specified herein.

RESOLUTIONS (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

                                                                                         For      Against      Abstain
                                                                                         ---      -------      -------
 1.    Directors' Report and Accounts

 2.    Appointment of Auditors

 3.    To authorize the Directors to fix the Auditors' remuneration

 4.    To determine the number of Directors at seven

 5.    To elect as Director, Robert V. Rudman

 6.    To elect as Director, Kenneth W. Morgan

 7.    To elect as Director, John I. Bolegoh

 8.    To elect as Director, Joseph Merback

 9.    To elect as Director, Lawrence Becerra

10.    To elect as Director, Mark Desmarais

11.    To elect as Director, Bernard Pinsky

12.    To approve 1998 Stock Incentive Plan

13.    To approve 1998 US Stock Incentive Plan

14.    Grant of Stock Options

15.    Exercise of Stock Options

16. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolution

THE UNDERSIGNED MEMBER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

SIGN HERE:                _________________________________________

PLEASE PRINT NAME:        _________________________________________

DATE:                     _________________________________________



THIS PROXY FORM MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.


INSTRUCTIONS FOR COMPLETION OF PROXY

1.     THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. This form of proxy ("Instrument of Proxy") MAY NOT BE VALID UNLESS IT IS SIGNED by the Member or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by the Member for the proxyholder to date this proxy on the date on which it is received by Pacific Corporate Trust Company.

4. A MEMBER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may do so as follows:

       (a) IF THE MEMBER IS REGISTERED AS SUCH ON THE BOOKS OF THE COMPANY, simply register the Member's attendance with the scrutineers at the Meeting.

       (b)    IF THE SECURITIES OF A MEMBER are HELD BY A FINANCIAL INSTITUTION,
              (i) cross off the management appointees' names and insert the Member's name in the blank space provided; (ii) indicate a voting choice for each resolution or, alternatively, leave the choices blank if you wish not to vote until the Meeting; and (iii) sign, date and return the Instrument of Proxy to the financial institution or its agent. At the Meeting, a vote will be taken on each of the resolutions set out on this Instrument of Proxy and the Member's vote will be counted at that time.

5. A MEMBER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do either of the following:

       (a) TO APPOINT ONE OF THE MANAGEMENT APPOINTEES named on the Instrument of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Instrument of Proxy. Where no choice is specified by a Member with respect to a resolution set out on the Instrument of Proxy, a management appointee acting as proxyholder will vote the securities as if the Member had specified an affirmative vote.

       (b) TO APPOINT ANOTHER PERSON, who need not be a Member of the Company, to vote according to the Member's instructions, cross off the management appointees' names and insert the Member's appointed proxyholder's name in the space provided, and then sign, date and return the Instrument of Proxy. Where no choice is specified by the Member with respect to a resolution set out on the Instrument of Proxy, this Instrument of Proxy confers discretionary authority upon the Member's appointed proxyholder.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE MEMBER ON ANY POLL of a resolution that may be called for and, if the Member specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a registered Member has returned the Instrument of Proxy, THE MEMBER MAY STILL ATTEND THE MEETING and may vote in person should the Member later decide to do so. However, to do so, the Member must record his/her attendance with the scrutineers at the Meeting and revoke the Instrument of Proxy in writing.


    TO BE REPRESENTED AT THE MEETING, UNLESS ACCEPTED BY THE CHAIRMAN OF THE
      MEETING IN HIS DISCRETION, THIS INSTRUMENT OF PROXY MUST BE RECEIVED AT THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" BY MAIL OR BY FAX
      NO LATER THAN FORTY EIGHT ("48") HOURS (EXCLUDING SATURDAYS, SUNDAYS
         AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT
       THEREOF. THE MAILING ADDRESS OF PACIFIC CORPORATE TRUST COMPANY IS
        SUITE 830, 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8
                     AND ITS FAX NUMBER IS (604) 689-8144.